UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            SCHEDULE 14A

       Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934


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                         INFOCUS CORPORATION
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            (Name of Registrant as Specified In Its Charter)

  Caxton Associates, L.L.C., Caxton International Limited, GDK, Inc., A.R.T.
      Advisors, LLC, Mr. Aaron Sosnick, Mr. Bruce Kovner, Mr. Ross Taylor,
                         Mr. Sean Kiernan
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 16, 2007, Caxton Associates, L.L.C., Caxton International Limited,
GDK, Inc., A.R.T. Advisors, LLC, Mr. Aaron Sosnick, and Mr. Bruce Kovner filed with the Securities and Exchange Commission (the "SEC") a third amendment to their Schedule 13D ("Amendment No. 3") with respect to InFocus Corporation, an Oregon corporation (the "Company"). The complete text of such Amendment No. 3, which is attached hereto as Exhibit 1, is incorporated herein by reference.

Exhibits

Exhibit 1	--	Amendment No. 3 to Schedule 13D of Caxton Associates,
			L.L.C., Caxton International Limited, GDK, Inc.,
                        A.R.T. Advisors, LLC, Mr. Aaron Sosnick, and Mr. Bruce
                        Kovner filed with the SEC on January 16, 2007.